SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27,2004

NB&T FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

OHIO (State or other jurisdiction of incorporation)	0-23134 (Commission File No.)	31-1004998 (IRS Employer I.D. No.)

48 N. South Street, Wilmington, Ohio 45177

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (937) 382-1441

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits:

Exhibit 99.1	NB&T Financial Group, Inc. press release dated April 27,2004, announcing financial results for the first quarter ended March 31, 2004.

ITEM 12.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 27,2004, NB&T Financial Group, Inc., announced financial results for the first quarter ended March 31, 2004, reporting earnings of $1,421,000. A copy of the press release is included herein as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NB&T Financial Group, Inc.

By:	/s/ Craig F. Fortin

Craig F. Fortin Senior Vice President, Chief Financial Officer

Date: April 28, 2004